UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)        January 19, 2004

BULLION RIVER GOLD CORP.

(Exact name of registrant as specified in its chapter)

Nevada	333-85414	98-0377992
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1325 Airmotive Way, Suite 325 Reno,Nevada		89502
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 775-786-1755

3152 Scenic View Drive, Elko, Nevada, 89801

(Former name or former address, if changed since last report)

INFORMATION TO BE INCLUDED IN REPORT

Item 2.    Acquisition or Disposition of Assets.

Along with changing its name (see Item 5 below), Bullion River Gold Corp. has changed its business and is now a gold and silver exploration company. Bullion River has discontinued its operations relating to the water purification business and will now concentrate on the business of mineral exploration in the western United States.

As part of its change of business, Bullion River has acquired an indirect interest in certain mineral claims through its wholly-owned subsidiary, Antone Canyon Mining Corp. ("AC Mining"). Effective January 9, 2004, AC Mining was assigned an option to acquire a 100% undivided interest in 60 unpatented mineral claims located in Nye County in the State of Nevada. The option was assigned from Golden Spike Mining, a Nevada corporation, for an assignment fee of $146,412. AC Mining paid for the assignment fee by way of a loan from Bullion River.

Peter M. Kuhn is the sole director and president of both Bullion River and AC Mining and a director and the president of Golden Spike Mining.

On December 12, 2002, Golden Spike Mining entered into an option agreement with the Owner of the mineral claims, Antone Canyon, LLC (the "Owner"), who was and is an arms’ length party to the transactions. The option agreement includes the initial 19 unpatented mineral claims optioned by the Owner and an additional 41 unpatented mineral claims staked and registered by Golden Spike in the name of the Owner in accordance with the terms of the option agreement and which now form an additional part of the optioned mineral claims and are subject to the terms and conditions of the option agreement.

Since December 12, 2002, Golden Spike Mining made all option payments to the Owner, including a $20,000 payment on December 12, 2002 and a $20,000 payment on December 12, 2003, and incurred in excess of $90,000 of property expenditures on the optioned mineral claims. Golden Spike Mining has represented that it has fulfilled all of its obligations under the option agreement and the Owner has consented to the assignment of the option agreement.

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The option agreement is for a term of 10 years and expires on December 11, 2012. In order to maintain the option in good standing, AC Mining is required to pay the Owner an annual payment of $40,000 on or before December 12 of each year until the expiration of the option or until AC Mining exercises the option in accordance with the terms and conditions of the option agreement.

If, and when, AC Mining exercises the option, it will have to choose one of the three exercise options, which are (1) $4,000,000 cash, (2) $400,000 cash plus a 3% net smelter return granted to the Owner, or (3) $2,500,000 cash plus a 1% net smelter return granted to the Owner. Upon exercising the option, AC Mining will have a 100% interest in each of the 60 mineral claims.

Bullion River and AC Mining plan to explore for gold and silver on these mineral claims.

See the attached Exhibit 10.1 for more information.

Item 5.    Other Events.

Bullion River Gold Corp. obtained all the requisite approvals to change its name from "Dynasty International Corporation" to "Bullion River Gold Corp." As a result, the company changed its trading symbol to "BLRV". The new name and trading under the new symbol was effective on Tuesday January 20, 2004.

Also effective January 20, 2004, the company’s authorized capital increased from 10 million common shares to 200 million common shares.

On January 13, 2004, the Board of Directors of Bullion River declared a stock dividend on its outstanding common shares. For every share that a shareholder owned on January 21, 2004, that shareholder will receive an additional one and one half (1.5) shares on January 23, 2004. The stock dividend will result in an increase of the company’s issued and outstanding share capital from 10,000,000 common shares to 25,000,000 common shares.

Item 7. Financial Statements and Exhibits.

On December 9, 2003, Antone Canyon Mining Corp. was incorporated in the State of Nevada and Bullion River Gold Corp. acquired 1,000 Common Capital Shares of Antone Canyon Mining Corp. for $1.00. Proforma financial statements have not been prepared because on December 9, 2003 Antone Canyon Mining Corp. did not meet the significant subsidiary test.

Exhibit	Description

10.1	Assignment Agreement dated January 9, 2004 between Antone Canyon Mining Corp. and Golden Spike Mining	Included
99.1	Press Release issued by Bullion River Gold dated January 20, 2004	Included

Item 9. Regulation FD Disclosure.

Limitation on Incorporation by Reference : In accordance with general instruction B.2 of Form 8-K, the information in this report, including Exhibit 99.1, is furnished under Item 9 and pursuant to Regulation FD, and will not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as will be expressly set forth by specific reference in such filing. This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

The information contained in Exhibits 10.1 and 99.1 is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Bullion River Gold Corp. has caused this report to be signed on its behalf by the undersigned duly authorized person.

BULLION RIVER GOLD CORP.

/s/ Peter M. Kuhn
Dated : January 23, 2004                                             By:   Peter M. Kuhn - President

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ASSIGNMENT AGREEMENT
(Antone Canyon)

This assignment agreement is dated for reference January 9, 2004,

BETWEEN:
Antone Canyon Mining Corp. , a Nevada corporation with its principal executive office located at 3152 Scenic View Drive, Elko, Nevada, 89801

(" AC Mining ")

AND:
Golden Spike Mining , a Nevada corporation with its principal executive office located at 27 Sidewinder Loop, Clancy, Montana, 59634

(" Golden Spike ")
Whereas:

1.  Golden Spike and the Owner entered into an option agreement December 12, 2002 in which the Owner granted Golden Spike a 100% undivided right, title and interest in certain unpatented mineral claims situated in Nye County, Nevada attached to this agreement as Schedule "A".

2.  Pursuant to section 9.4 of the Option Agreement, Golden Spike wishes to assign, and AC Mining wishes to acquire, all of Golden Spike’s rights and obligations under the Option Agreement pursuant to the terms and conditions contained in this agreement.

FOR VALUABLE CONSIDERATION , the receipt and sufficiency of which are acknowledged, the parties agree that:

INTERPRETATION
  The definitions in the recitals are part of this agreement.
  In this agreement:
  "Claim" means any claim, action or cause of action, proceeding, assessment, loss, judgment, amount paid in settlement of actions or claims, liability (whether accrued, actual, contingent or otherwise), costs, deficiency, damage, expense (including, but not limited to, legal fees and disbursements on a solicitor and own client basis) and demand whatsoever (including any liabilities arising from the termination of any employee, or liabilities, claims and demands for taxes or fees) in connection with any litigation, investigation, arbitration, hearing or other proceeding of any kind and nature (collectively, referred to as "Claims" and, individually, as a "Claim").
  "Closing" means the day on which all payments are made for the assignment fee of the Option Agreement and the Option Agreement is assigned to AC Mining.
  "Consent Letter" means the letter dated January 9, 2004 from the Owner consenting to the assignment and confirming certain terms and the status of the Option Agreement.
  "Effective Date" means January 9, 2004.
  "Escrow Documents" mean the documents initially deposited into escrow by Golden Spike and the Owner in accordance with section 5.2 of the Option Agreement.
  "Option Agreement" means the option agreement dated December 12, 2002 between the Owner and Golden Spike attached to this agreement as Schedule "A".
  "Owner" means Antone Canyon LLC.

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  "Property" means the unpatented mineral claims listed in Schedule "B" of this agreement, which includes the 19 unpatented mineral claims initially optioned under the Option Agreement and the additional 41 unpatented mineral claims acquired by Golden Spike in the name of the Owner that form an additional part of the Property and have become subject to the Option Agreement in accordance with section 3.7 of the Option Agreement dealing with the area of interest.
TERMS AND CONDITIONS OF ASSIGNMENT

Assignment of Option Agreement
    Golden Spike irrevocably assigns, grants, transfers and quit claims to and in favor of AC Mining, as and from the Effective Date, the following:
  all of Golden Spike’s right, title and interest in and to the Option Agreement;
  all of Golden Spike’s obligations under the Option Agreement; and
  any other benefits and advantages to be derived by Golden Spike from the Option Agreement.
    In accordance with section 9.4 of the Option Agreement, AC Mining agrees to be bound by the terms and conditions of both the Option Agreement and the Escrow Documents and AC Mining covenants to perform all of the obligations of Golden Spike to be performed under the Option Agreement with respect to the interest to be acquired by AC Mining.
Assignment Fee
       AC Mining and Golden Spike agree that the fee for the assignment of the Option Agreement is US$146,142.
Payment of Assignment Fee
    On or before Closing, AC Mining will deliver a solicitor’s trust cheque in the amount of US$146,142 payable to Golden Spike or to any other party at the direction of Golden Spike.
Closing
  On or before Closing, AC Mining will deliver the following:
  certified copy of the resolutions of the board of directors of AC Mining approving the assignment of the Option Agreement and authorizing the signing of this agreement; and
  a solicitor’s trust cheque in the amount of US$146,142 for payment of the assignment fee.

10.    On or before Closing, Golden Spike will deliver the following:

  the Escrow Documents;
  the signed Consent Letter;
  certified copy of the resolutions of the board of directors of Golden Spike approving the assignment of the Option Agreement and authorizing  the  signing  of  this agreement; and
  all accounting records, property reports, maps, drill test results, assay results, technical data and other relevant documents and information compiled by or in the possession of Golden Spike with respect to the Property.

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REPRESENTATIONS AND WARRANTIES
AC Mining

11.  AC Mining represents and warrants that:
  It is a corporation formed and in good standing under the laws of Nevada.
  It has the legal capacity and authority to make and perform this agreement and has good right, full power and absolute authority to accept the assignment of Golden Spike’s interest in the Option Agreement.
  The signing of this agreement and the performance of its terms have been duly authorized by all necessary corporate actions of AC Mining, including the resolution of the board of directors of AC Mining.
  The representations and warranties contained in Section 9 are provided for the exclusive benefit of Golden Spike, and a breach of any one or more thereof may be waived by Golden Spike in whole or in part at any time without prejudice to its rights in respect of any other breach of the same or any other representation or warranty; and the representations and warranties contained in Section 9 will survive the signing of this agreement.
Golden Spike

 13.  Golden Spike represents and warrants that:
  It is a corporation formed and in good standing under the laws of Nevada.
  It has the legal capacity and authority to make and perform this agreement and has good right, full power and absolute authority to grant the assignment of its interest in the Option Agreement.
  The signing of this agreement and the performance of its terms have been duly authorized by all necessary corporate actions of Golden Spike, including the resolution of the board of directors of Golden Spike.
  Golden Spike has the full right, title and interest in the Option Agreement free of any claim or potential claim by any person. No person has any right to acquire any interest in the Option Agreement, with the exception of AC Mining in accordance with the terms and conditions of this agreement.
  Golden Spike is in full compliance with all terms and conditions of the Option Agreement as of Closing, including all option payments and annual fees. Neither Golden Spike nor the Owner is in default under the Option Agreement. As of Closing, no amendments have been made to the Option Agreement.
  The Property as listed in Schedule "B" of this agreement represents all the unpatented mineral claims that are being optioned under the Option Agreement, including the 41 unpatented mineral claims that were acquired by Golden Spike in the name of the Owner and that form an additional part of the Property and have become subject to the Option Agreement in accordance with section 3.7 of the Option Agreement dealing with the area of interest.
  To the best of Golden Spike’s knowledge, the Owner owns the 19 unpatented mineral claims free of any claim or potential claim by any person, with the exception of the right, title and interest in those 19 mineral claims granted to Golden Spike pursuant to the Option Agreement, and the Owner has the authority to option those 19 mineral claims as described in the Option Agreement.
  Golden Spike owns the additional 41 unpatented mineral claims free of any claim or potential claim by any person, with the exception of the right, title and interest in those 41 mineral claims granted to the Owner pursuant to the Option Agreement, and the Owner has the authority to option those mineral 41 claims as described in the Option Agreement.

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  The unpatented mineral claims and rights comprising the Property have been duly and validly located and recorded and will be in good standing on Closing.
  To the best of Golden Spike’s knowledge, there are no environmental damages or claims that have been made or threatened against the Property and the property that it is situated on or connected to. Golden Spike has at all times conducted, held and used, and are continuing to conduct, hold and use its affairs, business, assets and properties, including the Property in accordance with, and not in violation of or non-compliance with any and all applicable environmental laws or any permits, and there is no past or present fact, condition or circumstance relating to the Property or, as related to or connected with the business, Golden Spike, or to the business that would result in any liability or potential liability under any environmental law.
  There is no adverse claim or challenge against or to the ownership of or title to the Property, nor to the knowledge of Golden Spike is there any basis therefor, and there are no outstanding agreements or options to acquire or purchase the Property or any portion thereof, with the exception of this agreement and the Option Agreement, and no person has any royalty or other interest whatsoever in the development and use of the Property, with the exception of the Owner in accordance with the Option Agreement.
  There are no Claims, whether or not purportedly on behalf of Golden Spike, pending, or to the knowledge of Golden Spike, threatened with respect to or in any manner affecting the Property, and there are no outstanding judgements, orders, decrees, writs, injunctions, decisions, rulings or awards against, with respect to, or in any manner affecting, the Property.
  Golden Spike has been validly issued all permits for which any governmental body deems necessary or for which Golden Spike requires by law for the ownership or use of the Property or to conduct its business on the Property. Golden Spike is in full compliance with and entitled to all of the benefits under the permits. All permits are in full force and effect. Neither any past or present fact, condition or circumstance that has occurred nor the signing and delivery of this agreement and its performance will create any right to terminate, cancel, modify, amend, revoke or expire any such permit.
  The representations and warranties contained in Section 11 are provided for the exclusive benefit of AC Mining, and a breach of any one or more thereof may be waived by AC Mining, in whole or in part at any time without prejudice to its rights in respect of any other breach of the same or any other representation or warranty; and the representations and warranties contained in Section 11 will survive the signing of this agreement.

  AMENDMENT TO NET SMELTER ROYALTY
  AC Mining and Golden Spike agree that the net smelter royalty defined in Schedule "B" of the Option Agreement will be deleted in its entirety at Closing and replaced with the new net smelter royalty as defined in Schedule "C" of this agreement. AC Mining and Golden Spike agree that the net smelter royalty granted pursuant to section 2.3 of the Option Agreement will be defined, calculated and paid in accordance with the terms set out in Schedule "C" attached to this agreement.

  ESCROW DOCUMENTS
  AC Mining and Golden Spike agree and acknowledge that the escrow documents prepared and deposited into escrow pursuant to section 5.2 of the Option Agreement will be amended to reflect the assignment of Golden Spike’s interest in the Option Agreement.

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 CONFIDENTIAL INFORMATION

17.  Except as otherwise set out in this section, all parties will treat all data, reports, records and other information of any nature whatsoever relating to this agreement, the Option Agreement, the Property and the Additional Claims as confidential. The information that results from all exploration and development on the Property and the Additional Claims is the exclusive property of the parties and none of the parties may use such information for any purpose without the written consent of the other parties with the exception that any party may disclose information regarding the property or the exploration and development if such disclosure is required by law or by the rules or policies of any regulatory authority having jurisdiction over the affairs of the parties. In addition any party may disclose information regarding the property to a third party for the purpose of the third party acquiring any part of that party’s interest hereunder provided that such third party will have signed a confidentiality agreement.

INDEMNIFICATION AND RIGHT OF SET-OFF
Indemnification

18. Golden Spike covenants and agrees to indemnify and save harmless AC Mining from and against all Claims, imposed on or incurred by or asserted against AC Mining in connection with or in any way related to, accruing from, resulting from, or arising out of:
  any misrepresentation, breach of warranty or nonfulfillment of any covenant on part of Golden Spike under this agreement or any other agreement, certificate or other instrument furnished or to be furnished to AC Mining hereunder;
  any Claim related to the Property or the Additional Claims that existed prior to or on Closing;
  any loss suffered by AC Mining after the completion of the assignment of the Option Agreement arising out of any liabilities relating to the Property, the Additional Claims or otherwise prior to or on Closing; and
  all claims, demands, costs and expenses (including, without limitation, interest, penalties and reasonable legal fees, disbursements and charges on a solicitor and his own client basis) in respect of the foregoing.
  19. AC Mining covenants and agrees to indemnify and save harmless Golden Spike from and against all Claims, imposed on or incurred by or asserted against Golden Spike  in connection with or in any way related to, accruing from, resulting from, or arising out of:
  any misrepresentation, breach of warranty or nonfulfillment of any covenant on part of AC Mining under this agreement or any other agreement, certificate or other instrument furnished or to be furnished to Golden Spike hereunder;
  any Claim related to the Property or the Additional Claims that comes into existence after Closing; and
  all claims, demands, costs and expenses (including, without limitation, interest, penalties and reasonable legal fees, disbursements and charges on a solicitor and his own client basis) in respect of the foregoing.

20.   If any Claim is brought against an indemnified party in respect of which this indemnification may apply, the indemnified party will notify the indemnifier in writing, and the indemnifier will assume the defence thereof, including the retaining of counsel and the payment of all expenses. In addition, the indemnified party will have the right to retain separate counsel for any such Claim and participate in the defence thereof, and the fees and expenses of such separate counsel will also be at the expense of the indemnifier. Any failure by the indemnified party to notify the indemnifier will not relieve the indemnifier from its obligations hereunder, except to the extent that such failure will have actually prejudiced the defence of such Claim.

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21.   The indemnifier agrees not to settle or compromise or consent to the entry of any judgement in any Claim without first obtaining the written consent of all indemnified parties, which consent will not be unreasonably withheld. Such a settlement, compromise or consent will include an unconditional release of the indemnifier and each of the indemnified parties from all liability arising out of such Claim.

22. The indemnity and contribution obligations of the indemnifier will be in addition to and not in substitution for any liability which the indemnifier or any other person may otherwise have (whether arising under contract or at law or otherwise), will extend upon the same terms and conditions to all indemnified parties and will be binding upon and enure to the benefit of the respective successors, assigns, heirs and personal representatives of each of the indemnifier and the indemnified parties.
Set-Off

23. Golden Spike grants to AC Mining a right of set-off for any payments, costs or expenses incurred by AC Mining in defending or settling any Claims that AC Mining is indemnified by Golden Spike pursuant to this indemnification. AC Mining is authorized at any time and from time to time, to the fullest extent permitted by law, to set-off and apply any such payments, costs or expenses against any amounts due to Golden Spike.
OTHER PROVISIONS
Independent Legal Advice

24. Golden Spike acknowledges that this agreement was prepared for AC Mining by R. H. Daignault Law Corporation and that it may contain terms and conditions onerous to them. Golden Spike expressly acknowledges that AC Mining has given it adequate time to review this agreement and to seek and obtain independent legal advice, and Golden Spike represents to AC Mining that it has in fact sought and obtained independent legal advice and is satisfied with all the terms and conditions of this agreement.

Material Facts

25. Golden Spike has made or caused to made due inquiry with respect to each covenant, agreement, obligation, representation and warranty contained in this agreement, the Schedules and any certificates or other documents referred to in this agreement or furnished to AC Mining pursuant to this agreement, and none of the aforesaid covenants, agreements, obligations, representations, warranties, Schedules, certificates or documents contain any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein not misleading.
Time

26.  Time is of the essence of this agreement.

Governing Law

27.  This agreement and the rights and obligations and relations of the parties will be governed by and construed in accordance with the laws of the State of Nevada. The parties agree that the state courts of Nevada will have jurisdiction to entertain any action or other legal proceedings based on any provisions of this agreement or the Option Agreement, and the parties agree to attorn to the jurisdiction of such courts.
Notice

28.  Any notice that must be given or delivered under this agreement must be in writing and delivered by hand to the party’s address set out on page 1 or transmitted by fax and is deemed to have been received when it is delivered by hand or transmitted by fax unless the delivery or transmission is made after 4:00 p.m. or on a non-business day where it is received, in which case it is deemed to have been delivered or transmitted on the next business day. Any payments of money must be delivered by hand or wired as instructed in writing by the receiving party. Any delivery other than a written notice or money must be made by hand at the receiving party’s address.

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Amendments

29.  Any amendment of this agreement must be in writing and signed by the parties.

Enurement

30.  This agreement enures to the benefit of and binds the parties and their respective successors, heirs and permitted assignees.

Priority

31.  If there are any inconsistencies between this agreement and the Option Agreement, this agreement will govern.

Waiver of Rights

32.  No failure or delay of AC Mining in exercising any right under this agreement operates as a waiver of the right. AC Mining’s rights under this agreement are cumulative and do not preclude AC Mining from relying on or enforcing any legal or equitable right or remedy.

Severability

33.  If any provision of this agreement is illegal or unenforceable under any law, then it is severed and the remaining provisions remain legal and enforceable.

Counterparts

34.  This agreement may be signed in counterparts and delivered to the parties by fax, and the counterparts together are deemed to be one original document.

THE PARTIES',  signatures below are evidence of their agreement.

Antone Canyon Mining Corp. /s/ Peter M. Kuhn Authorized signatory January 9, 2003	Golden Spike Mining /s/ Peter M. Kuhn Authorized signatory January 9, 2003

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Schedule "A"

Schedule "A" to the Assignment Agreement between
Antone Canyon Mining Corp. and Golden Spike Mining
dated for reference the 9 th day of January, 2004

(number of pages including this one: 28)

Option Agreement

See attached.

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OPTION AGREEMENT

THIS AGREEMENT made the date of full execution hereof.

BETWEEN:

ANTONE CANYON LLC of 5320 Cross Creek Lane, Reno Nevada,
89511

AND:

GOLDEN SPIKE MINING, a Nevada corporation having an office
Located at 27 Sidewinder Loop, Clancy, Montana, USA 59634,

(hereinafter referred to as the "Optionee")

WHEREAS:

A.    The Optionor is the recorded and beneficial holder of a 100% undivided right, title and interest in certain unpatented claims (the "Property") situated in Nye County, Nevada, as more particulary described in Schedule "A" hereto;

B.    The Optionor wishes to grant to the Optionee, and the Optionee wishes to so acquire an immediate, irrevocable and exclusive right and option (the "Option") to acquire a 100% undivided right, title and interest in the Property, subject to the royalties set out herein, on the terms and conditions of this Option Agreement.

NOW THEREFORE, this Option Agreement witness that for good and valuable consideration, the receipt and sufficiency of which is acknowledged, the Optionor and Optionee agree as follows:

ARTICLE I
INTERPRETATION

  Definitions . Unless the context otherwise requires, the following terms, wherever used in this Agreement, shall have the meanings set forth below:

  (a)    "Acts" means all legislation, as amended from time to time, of the jurisdiction in which the Property is located, applicable to the ownership of the Property and the conduct of the mining operations on the Property.

   (b)    "Commercial Production" means the first day of the month following the month in which Minerals produced or derived from operating the Property as a mine have been extracted and processed to yield product for sixty (60) consecutive days at a rate, averaged over such sixty (60) days period, of not less than seventy percent (70%) of the average daily rate projected by the feasibility study pursuant to which a mine is developed;

  (c)    "Fees" means all payments required to keep the claims in good standing under Section 2.2 and Section 3.3 thereof;

  (d)    "Minerals" shall mean the minerals, ores and metals produced or derived from operating the Property as a mine;

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  (e)    "Option" shall have the meaning attributed to it in Recital B hereto; and

  (f)    "Property" shall have the meaning attributed to it in Recital A hereto.

1.2   Number and gender . Words importing the singular number shall include the plural and vice versa; words importing gender (or lack thereof) shall include all genders or lack thereof interchangeably; and words importing persons shall include corporations and other business enterprises and vice versa.

1.3   Currency . Unless otherwise expressly stated, all references to currency in the Option Agreement are references to lawful currency of the United States of America.

1.4   Headings . The use of headings in the Option Agreement and the schedules hereto are solely for ease of reference and shall not affect the interpretation or the construction of any provision hereof.

1.5   References . Unless otherwise stated, a reference to an Article, Section or other organizational division shall refer to the respective Article, Section or other organizational division of this Option Agreement.

1.6   Schedules . The following schedules attached hereto are hereby incorporated in this Option Agreement by reference and shall be deemed to form a part hereof:

Schedule "A" – Property Details
Schedule "B" – Royalties Description

ARTICLE 2
GRANT OF OPTION

2.1    Option Grant. The Optionor hereby grants to the Optionee the Option. The Optionee may hereafter record Notice of this Option Agreement against title to the Property in the form attached hereto as Exhibit 1.

2.2    Option Terms. In order to maintain the Option in good standing, the Optionee shall make the following payments and to the Optionor and incur the following expenditures within the specified time limits unless otherwise agreed by the parties in writing:

(a)    a payment of $20,000 on signing of this Agreement (the "Agreement Date");

(b)    incur expenditures on the Property by way of trenching, geo-technical work and/or core drilling of not less that $90,000 prior to the first anniversary of the Agreement Date;

(c)    a payment of $20,000 on or before the first anniversary of the Agreement Date;

(d)    a payment of $40,000 on or before the second and each subsequent anniversary of the Agreement Date, payable until such time as the Option is exercised in accordance with section 2.3, or expires pursuant to section 2.6.

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2.3    Optioin Excercise. The Optioniee may, at any time while this Option remains in good standing and not in default, elect to excercise the Option and acquire a 100% undivided interest in the Property, on the following terms

(a)    elect to acquire a 100% unencumbered interest in the Property by paying to the Optionor $4,000,000 in cash;

(b)    elect to acquire a 100% interest in the Property subject to a 3% Net Smelter Royalty ("NSR") granted to the Optionor, by paying to the Optionor $400,000 in cash; or

(c)    elect to acquire a 100% interest in the Property subject to a 1% NSR granted to the Optionor by paying ot th eOptionior $2,500,000 in cash.

2.4    Notice of Option Excercise:  The Optinee may take exercise the Option at any time prior to termination of this Option Agreement by giving writen notice to the Optionor of its election to exercise the Option, which Notice shall state the basis on which the Option is being exercised pursuant to sectioin 2.3. Upon the satisfaction by the Optionee of the payments and deliveries set out in the applicable subsection of Section 2.3, the Optionee shall have earned a 100% right, title and interest in the Property, subject to applicable royalties. The Optionee shall be under no obligation whatsoever to conduct, exploration or other work on the Property other than may be required to keep the Property in good standing under the Acts or as required under section 2.2, or to commence Commercial Production on the Property, the Optionee may at any time and from time to time curtail or suspend such operations in its sole and exclusive discretion.

2.5    Net Smelter Royalty. The Net Smelter Royalt granted pursuant to seciton 2.3 shall be defined, calculated and paid as set ou tin Schedule "B" hereto.

2.6    Expiration. Unless earlier terminated pursuant to the terms hereof, the Option shall expire at 5 p.m. on the tenth anniversary date of the full execution hereof.

ARTICLE 3
MATTERS RELATING TO THE PROPERTY

3.1    Possession and Working Right. During the currency of the Option, the Optionee shall have queet and exclusive possession of the Property and shall have the sole and exclusive working right to enter on and conduct exploratioin and any other operations on the Property as the Optionee in its sole discretion may decide, including but not limited to the right:

    (a)    to erect, bring and install on the Property all buildings, plant, machinery, equipment, tools, appliances or supplies as the Optionee shall deem necessary and proper; and

    (b)    to remove from the Property reasonable quantities of rocks, minerals, ores, metals and diaminds, and to transport them for the purposes of sampling, metallurgical testing and assaying.

3.2    Conduct of Operations. All operations conducted by the Optionee shall be in accordance with good exploration, development, mining and reclamation practice, and in compliance with all applicable legislation, including the Acts.

3.3    Maintenence of Property. During the currency of the Option, the Optionee shall timely carry out sufficient assessment r other work or timely pay sufficient fees in lieu of such work, to maintain the Property in good stadning and shall pay any and all taxes, assessments and other charges lawfully levied or assesssed against the Property, except for any part of the Property abandoned pursuant to Section

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3.4.  The Optionor shall promptly tl"al1Smit to the Optionee any and all notices pertaining to any and all taxes, assessments and other charges lawfully levied or assessed against the Property.

3.4     Abandonment. During the currency of the Option, the Optionee may at any time and from time to time abandon any one or more of the; claims which comprise the Property, and in such event (including the termination of this Option Agreement without the Optionee having exercised the Option):

(a)    the Optionee shall give the Optionor notice in writing of such abandonment; and

(b)    the Optionee shall, as applicable, re-transfer the abandoned claims to the Optionor, which shall be in good standing for a period of at least sixty (60) days from the notice of abandonment.

3.5     Access to Operations. The Optionor may, at its own risk and expense, and at reasonable times agreed to by the Optionee, enter on the Property and examine the Optionee’s operations thereon, always provided that the Optionor will not, in the reasonable opinion of the Optionee, interfere with the same.

3.6     Information. During the currency of this Option, the Optionee shall provide all factual data evaluations resulting from the Optionee’s work on the Property, including engineering, chemical geophysical and geological to the Optionor no less frequently than annual on the anniversary of the Agreement Date. If no such information is developed then Optionee shall so advise Optionor in writing no less frequently than annually on the anniversary of the Agreement Date.

3.7     Area of Interest. If either party acquires any direct or indirect right, title or interest in any mineral claims, mineral lease or mineral property within the Area of Interest set out on Schedule "A", such additional interest shall be located and/or acquired in the name of Optionor and documents related to such acquisitions shall be included in the Information provided pursuant to Section 3.6 and form an additional part of the property and become subject to this Option Agreement. At the written request of the Optionee, Optioinor shall deposit Quitclaim Deeds in escrow for the additional claims to be held in accordance with this Agreement and the escrow instructions.

ARTICLE 4
INDEMNITIES

  Indemnity
(a)    The Optinee shall and does hereby indemnify and save harmless the Optionor from and against any and all claims, suits or actions made or brought against the Optionor as a result of work done by the Optinee on or in respect of the Property, always provided that the Optionor shall not the indemnified for any claims, suits actions proceedings, demands, liabilities, losses, damages, costs, expenses, injury or death resulting from the negligence or willful misconduct of the Optionor or its directors, officers, employees, servants, agents or contractors.

(b)    Each party hereto shall and does hereby indemnify and save harmless the other, as well as its directors, officers, employees, servants, agents con tractors and shareholder, from and against any and all claims, suits, actions proceedings, demands, liabilities, losses, damages, costs, expenses, fees, fines, penalties, interests and deficiencies of any nature or kind whatsoever (collectively the "Claims") arising by virtue of or in respect of any inaccuracy, misstatement, misrepresentation, act or omission made by such party in connection with any matter set out herein, and any and all claims, suits actions, proceedings, demands, liabilities, losses damages, costs and other expenses related or incidental thereto.

Page - 15

(c)    Notwithstanding any other provision of this Option Agreement, the indemnities provided herein shall remain in full force and effect until all possible liabilities of the persons indemnified thereby are extinguished by the operation of law and will not be limited to or affected by any other indemnity obtained by such indemnified persons from any other person.

(d)   No investigation made by or on behalf of either of the parties hereto at any time shall have the effect of waving, diminishing the scope of or otherwise affecting any representation, warranty or covenant made by the other party herein or pursuant hereto. No waiver by either of the parties hereto of any provision herein, in whole or in part, shall operate as a waiver of any other provision herein.

ARTICLE 5
DELIVER OF DOCUMENTS BY OPTIONOR AND ESCROW

5.1    Delivery of Notice of Option and Recording. Concurrent with the execution of the Option Agreement, the Optionor shall deliver to the Optionee Notice of Option, duly executed by the Optionor and in the form of Exhibit 1 in favor of the Optionee, of all right, title and interest of the Optinor in the Property, to be immediately recorded by the Optionee for the purposes of this Option Agreement. The Optionee may at any time record any such Notice for these purposes.

5.2    Escrow. An escrow shall be established by the parties at Western Title Company, 241 Ridge, Reno Nevada. Optionor shall deposit a duly executed conveyances in the forms attached as Exhibits 2, 3 and 4. Optionee shall deposit a duly executed conveyance and termination of option in the form attached as Exhibit 5. All payments required by Section 2.2 shall be paid into escrow by Optionee for the account of Optionor. Any information required under this Agreement shall be provided by Optionee directly to Optionor outside of escrow. Any notices of default, abandonment or termination shall be deposited into escrow in addition to the required notice to the other party.

Upon exercise of the option, Optionee shall pay the sum elected pursuant to Section 2.3 into escrow and receive delivery of the corresponding conveyance. Upon the termination or expiration of the option without the exercise thereof, Optionor shall receive delivery of the conveyance described in Exhibit 5.

The parties agree to execute such additional escrow instructions consistent herewith as may be required by Western Title. In the event of a dispute between the parties or uncertainty by Western Title, Western Title may interplead any funds held with the Second Judicial District Court of Nevada or seek instructions from said court.

Optionee agrees to pay the costs of escrow not to exceed $500.

ARTICLE 6
OPTIONOR'S AND OPTIONEE'S REPRESENTATIONS AND WARRANTIES

6.1    Optionor's representations and warranties. The Optionor represents and warrants to the Optionee that:

(a)    it is the beneficial and registered or recorded owner of a 100% undivided interest in the Property;

(b)    all of the claims comprising the Property have been validly and properly located, staked, tagged and recorded in accordance with the laws of the jurisdiction in which the Property is located, and there are no disputes, threatened or now existing, of which the Optionor is aware as to title to or the locating, staking, tagging or recording of the Property'

Page - 16

(c)    the Property is in good standing, and to the best of Optinor actual knowledge is free and clear of all assessments, charges, liens and encumbrances of any nature or kind whatsoever, whether written or oral, direct or indirect;

(d)   there are no actions, suits, claims, proceedings, litigation or investigations pending, or to the best of the Optionor's knowledge after due investigation, threatened, or any judgments outstanding and unsatisfied, against or affecting the Optionor, any part or all of the Property, or this Option Agreement;

(e)    no other person has any agreement or other right to acquire any interest in the Property, and there are no royalties, fees or monies payable or required to be paid to any person with regard to the Property;

(f)   to the best of the Optionor's knowledge, information and believe, any and all previous work conducted on the Property was conducted in compliance with all applicable laws;

(g)    subject to the provisions of this Option Agreement, the Optionee shall have quiet and exclusive possession and enjoyment of the Property during the currency of the Option;

(h)    it has the full and undisputed power, right and authority to enter into and deliver this Option Agreement, to perform and observe the covenants and conditions or its part to be performed and observed herein, and to deal with the Property as provided for in this Option Agreement;

(i)   Optionor is a limited liability company, duly formed and is validly existing under the laws of Nevada, and all necessary approvals of its managers, members and others have been obtained to authorize the entering into and delivery of this Option Agreement and the taking of all actions required pursuant hereto by the Optionor;

(j)    neither the execution or delivery of this Option Agreement, nor the performance or observance of the provisions hereof, will result in:

(i)    the violation of any of the terms and provisions of any law applicable to the Optionor,

(ii)    any agreement, written or oral, to which the Optionor may be a party or by which the Optionor is or may be bound; or

(iii)    if the Optionor is a corporation, the constating documents of the Optinor or of any resolution of its directors or shareholders;

(k)    this Option Agreement has been duly executed and delivered by the Optionor and it constitutes a valid, legal and binding agreements enforceable against the Optionor in accordance with its terms;

6.2    Optionee's Representations and Warranties. The Optionee represents and warrants to the Optionor that:

(a)   it has the full and undisputed power, right and authority to enter into and deliver this Option Agreement, to perform and observe the covenants and conditions or its part to be performed and observed herein, and to deal with the Property as provided for in this Option Agreement;

Page - 17

(b)    Optionee is duly incorporated and is validly existing under the laws of Nevada, and all necessary approvals of its managers, members and others have been obtained to authorize the entering into and delivery of this Option Agreement and the taking of all actions required pursuant hereto by the Optionee;

(c)    neither the execution or delivery of this Option Agreement, nor the performance or observance of the provisions hereof, will result in:

(i)    the violation of any of the terms and provisions of any law applicable to the Optionee,

(ii)    any agreement, written or oral, to which the Optionee may be a party or by which the Optionee is or may be bound; or

(iii)    the Articles of Incorporation and By-laws of the Optionee or of any resolution of its directors and shareholders;

(d)    this Option Agreement has been duly executed and delivered by the Optionee and it constitutes a valid, legal and binding agreement enforceable against the Optionee in accordance with its terms.

ARTICLE 7
DEFAULT AND TERMINATION

7.1    Event of Default and Termination by Optionor . If the Optionee shall be in default in making any payments under Section 2.2, the Optionor may give written notice to the Optionee and Western Title specifying such default. The Optionee shall not lose any rights ranted hereunder so long as, within sixty (60 days after the giving of such notice of default, the Optionee takes reasonable steps to cure the specified default. In the event that the Optionee fails to cure the specified default within such sixty (60) day period, the Optionor shall be entitled to terminate this Option Agreement, until the specified default is remedied, by giving written notice of termination to the Optionee and Western Title, and upon termination the provisions f Section 9.3 shall apply.

7.2    Termination by Optionee . The Optionee shall be entitled to terminate this Option Agreement without further liability at any time by giving 30 days written notice of termination to the Optinor and Western Title at any time prior to July 1 in any calendar year, and upon such notice, this Option shall immediately terminate and upon such termination, the provisions of Section 7.3 shall apply. If no such option to terminate is given by July 1, Optionee in obligated to pay Fees on optioned claims for succeeding year.

7.3    Optionee's Responsibilities on Termination . If this Option Agreement is terminated prior to the Optionee acquiring its interest in the Property hereunder:

(a)     the Optionee shall, as applicable, take any and all necessary actions to clear any interest of Optionee or its assigns from the title of the property;

(b)     the Optionee shall remove from the property, within twenty-four (24) months of the effective date of termination, all exploration, mining and other facilities erected, installed or brought upon the Property by or at the instance of the Optionee, and any mining or other facilities remaining on the Property after the expiration of such twenty-four (24) month period shall, without compensation to the Optionee, become the property of the Optionor (and may be used by Optionor or its assigns without any charge until such removal); and

Page - 18

(c)    on the request of the Optionor, the Optionee shall allow the Optionor, at its cost and expense, to take possession of all drill core and cuttings and assay pulps produced from the Property by the Optionee.

ARTICLE 8
FORCE MAJEURE

8.1    Force Majeure . If the Optionee is prevented or delayed in the complying with any provisions of this Option Agreement by reason of strikes, lockouts, labor shortages, power shortages, floods, fires, wars, acts of God, governmental regulations restricting normal operations or any other reason or reasons beyond the control of the Optionee, the time limited for the performance of the various provisions of this Option Agreement as set out above shall be extended by a period equal in length to the period of such prevention and delay. The Optionee, insofar as is possible, shall promptly give written notice to the Optionor of the particulars of the reasons for any prevention or delay under this Section and shall take all reasonable steps to remove the cause of such prevention or delay as soon as reasonably practicable, and shall give notice to the Optionor as soon as such cause ceases to subsist.

ARTICLE 9
GENERAL

9.1    Notices . All notices, communications and other documents required or permitted to be given hereunder shall be in writing and shall be personally delivered or sent by prepaid registered mail or facsimile transmission (with confirmed receipt) to the recipient as follows:

Optionor:    Antone Canyon LLC
5320 Cross Creek Lane, Reno, Nevada 89511
Attention: Mr. Lewis B. Gustafson
Facsimile No. (775) 849-2779

Optionee:    Golden Spike Mining
27 Sidewinder Loop
Clancy, Montana 89634
Attention: Peter Kuhn
Facsimile No. (406) 495-8105

Title Company:
Western Title Company
241 Ridge
Reno, Nevada 89501
Attention: Don Allen
Telephone No. (775) 332-7100
Facsimile No. (775) 327-8440

and shall be deemed to be validly given and received (i) if personally delivered or sent by facsimile transmission (with confirmed receipt), on the date of delivery or transmission if delivered or transmitted during normal business hours and on the next business day following the date of delivery or transmission if delivered or transmitted during normal business hours; and (ii) if sent by prepaid registered mail, on the date which is three (3) business days after the date of mailing including all days in which postal service is disrupted. Either party may from time to time change its address by notice to the other in accordance with this Section.

9.2    Entire Agreement . This Option Agreement sets forth the entire agreement between the parties, and any persons who have in the past or who are now representing either of the parties, with

Page - 19

respect to the subject matter hereof and supersedes all prior communications, understandings and agreements between the parties or any of them with respect to the subject matter hereof.

9.3    Further Assurances . Each party hereto agrees to execute and deliver, or cause to be executed and delivered, such further instruments and assurances, and to do such further acts and thins, as may be necessary or desirable to give effect to this Option Agreement, including but not limited to such as may be required for registering or recording changes in the ownership interests in the Property.

9.4    Assignment . During the currency of the Option, the parties shall not, except as herein permitted, sell, transfer or assign this Option Agreement or their rights and obligations herein, or their beneficial interests in and to the Property, without consent of the other party, which consent shall not be unreasonably withheld. Either party shall be permitted to assign this Option Agreement to an affiliate of such party. No assignment shall be effective until the assignee has entered into an agreement, in form and substance satisfactory to counsel for the other party, to be bound by this Option Agreement and the Escrow.

9.5    Encumbrances . During the currency of the Option, the parties shall not pledge, mortgage, charge or otherwise encumber their rights and obligations under this Option Agreement or their beneficial interest in and to the property.

9.6    Enurement. This Option Agreement shall ensure to the benefit of an be binding on the parties and their respective executors, heirs, administrators, successors and permitted assigns.

9.7    Confidentiality . The parties agree to maintain the highest level of confidentiality with respect to this Option Agreement and the Property.

9.8    Governing Law. This Option Agreement and the rights and obligations and relations of the parties shall be governed by and construed in accordance with the laws of the State of Nevada. The parties agree that the state courts of Nevada shall have jurisdiction to entertain any action or other legal proceedings based on any provisions of this Option Agreement or the escrow, and the parties agree to attorn to the jurisdiction of such courts.

9.9    Construction. This Option Agreement has been negotiated and approved by counsel on behalf of all parties hereto and , notwithstanding any rule or maxim of construction to the contrary, any ambiguity or uncertainty will not be construed against any party hereto by reason of the authorship thereof.

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9.10    Time . Time shall be of the essence of this Agreement.

IN WITNESS THEREOF the parties have signed and sealed this Option Agreement as of the date first above written.

OPTIONOR:

ANOTONE CANYON LLC

By_________/s/________________________    Date: 12/12/02
Manager

OPTIONEE:

GOLDEN SPIKE MINING,
a Nevada corporation

By_________/s/________________________    Date: 12/12/02
Peter Kuhn, President

Page - 21

SCHEDULE "A"

Description of Property

1. Claims

The unpatented mining claims situate in Nye County, Nevada, identified as follows:

Name        Claim No.

Ulla #5        NMC 703446
Ulla #6        NMC 703447
Ulla #7        NMC 703448
Ulla #8        NMC 703449
Ulla #9        NMC 703450
Ulla #10        NMC 827857
Ulla #11        NMC 827858
Ulla #12        NMC 827859
Ulla #21        NMC 703455
Ulla #22        NMC 781195
Ulla #23        NMC 827856
Ulla #26        NMC 703459
Ulla #27        NMC 303460
Peach#1        NMC 827850
Peach#2        NMC 827851
Peach#3        NMC 827852
Peach#6        NMC 827853
Peach#7        NMC 827854
  Peach#8        NMC 827855

2. Area of Influence

Any mineral claim, mineral lease or any direct or indirect right, title or interest herein that is located wholly or partly within one (1) mile radius from the perimeter boundary of the Property described above.

Page - 22

SCHEDULE "B"

Net Smelter Return as used in this Deed is agreed to mean the amount of payments received by Payor from the smelter or other buyer to which any ore or concentrates of ore or bullion produced from the Property or delivered for treatment and/or sale, after deduction has been made of all smelter and treatment charges, and the cost of transportation and haulage from the property to the smelter or other buyer. Payment shall be made by Payor to Recipient no later than the last day of the month in which there are any Net Smelter Returns.

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Exhibit 1

APN:

After recording return to:
Antone Canyon LLC
5320 Cross Creek Lane, Reno, Nevada 89511
Attention: Mr. Lewis B. Gustafson

NOTICE OF OPTION

This document is recorded to reflect that Antone Canyon LLC ("Optionor") has granted an option to purchase in favor of Golden Spike Mining, a Nevada Corporation ("Optionee") in connection with the following unpatented mining claims in Nye County, Nevada:

Name        Claim No.

Ulla #5        NMC 703446
Ulla #6        NMC 703447
Ulla #7        NMC 703448
Ulla #8        NMC 703449
Ulla #9        NMC 703450
Ulla #10        NMC 827857
Ulla #11        NMC 827858
Ulla #12        NMC 827859
Ulla #21        NMC 703455
Ulla #22        NMC 781195
Ulla #23        NMC 827856
Ulla #26        NMC 703459
Ulla #27        NMC 303460
Peach#1        NMC 827850
Peach#2        NMC 827851
Peach#3        NMC 827852
Peach#6        NMC 827853
Peach#7        NMC 827854
   Peach#8        NMC 827855

Unless sooner terminated, said option shall expire ten years from date of signing Option. No extension of said option shall be effective unless a supplemental notice of option, referring to this Notice of Option, is executed by the parties hereto and recorded in Nye County, Nevada. No assignment of Optionee's rights or obligations is effective unless a supplemental notice of option referring to this Notice of Option is executed by

Page - 24

the parties and recorded in Nye County, Nevada.

Dated: _____________________________

OPTIONOR:

ANTONE CANYON LLC

By:__________________________________
Manager

OPTIONEE:

GOLDEN SPIKE MINING,
a Nevada corporation

By:__________________________________
Peter Kuhn, President

STATE OF ____________________, )

)ss.

COUNTY OF __________________, )

On this ________ day of _________________________, 2002, personally appeared before me, a

Notary Public, ________________________________, as Manager of Antone Canyon LLC, who

acknowledged to me that he executed the foregoing instrument.

__________________________________________
Notary Public

STATE OF ____________________, )

)ss.

COUNTY OF __________________, )

On this ________ day of _________________________, 2002, personally appeared before me, a

Notary Public, Richard M. Kuhn, as President of Golden Spike Mining, who acknowledged to me that he executed the foregoing instrument.

__________________________________________
Notary Public

APN:

Exhibit 2

After recording return to:

Golden Spike Mining
c/o Peter M. Kuhn
27 Sidewinder Loop
Clancy, Montana 59634

QUITCLAIM DEED

This indenture, made the _____ day of ______________________, 2002, by and between

ANTONE CANYON LLC, a Nevada limited-liability company, hereinafter referred to as "Grantor", and

GOLDEN SPIKE MINING, a Nevada corporation, 27 Sidewinder Loop, Clancy, Montana 59634,

hereinafter referred to as "Grantee",

WITNESSETH :

That Grantor, for and in consideration of the sum of Ten Dollars ($10.00), lawful money on the United

States of America, to Grantor in hand paid by Grantee, and for other consideration adequate and valuable,

the receipt and sufficiency whereof are hereby acknowledged, does by these presents sell, remise, release and forever quitclaim unto Grantee and to Grantee's heirs, executors and assigns, all of Grantor's right, title,

interest, estate, claim and demand, both at law, and in equity, in and to all those certain, lots, blocks, parcels and land and mining claims, and property located in Nye County, Nevada, more particularly described as follows:

Name        Claim No.

Ulla #5        NMC 703446
Ulla #6        NMC 703447
Ulla #7        NMC 703448
Ulla #8        NMC 703449
Ulla #9        NMC 703450
Ulla #10        NMC 827857
Ulla #11        NMC 827858
Ulla #12        NMC 827859
Ulla #21        NMC 703455
Ulla #22        NMC 781195
Ulla #23        NMC 827856
Ulla #26        NMC 703459
Ulla #27        NMC 303460
Peach#1        NMC 827850
Peach#2        NMC 827851
Peach#3        NMC 827852
Peach#6        NMC 827853
Peach#7        NMC 827854
  Peach#8        NMC 827855

Together with all the dips, spurs and angles and also all the metals, ores, gold and silver bearing quartz, rock and earth herein; and all the rights, privileges and franchises thereto incident, appendant, and appurtenant, or therewith usually had and enjoyed; and also all and singular the tenements, hereditaments and appurtenances thereunto belonging or in anywise appertaining, and the rents, issues and profits thereof.

To have and to hold, all and singular the said premises, together with the appurtenances, and the

Privileges thereunto incident, unto the said Grantee and Grantee's heirs, executors and assigns forever.

IN WITNESS WHEREOF, Grantor and Grantee have hereunto subscribed their names, the day and year first above written.

ANTONE CANYON LLC

By __________________________________________
Manager

APPROVED AND AGREED:

GOLDEN SPIKE MINING

By _______________________________________
    Peter M. Kuhn, President

Page - 25

Recipient shall have the right to review and/or audit the records of Recipient at reasonable times and at reasonable places.

In the event Payor makes a lease or other agreement with another party in connection with the exploration, mining development or other like activity, such agreement shall provide for the payment to

Recipient by such third party in accordance with this Deed. No such agreement shall relieve Payor of its obligations hereunder.

The rights and obligations of the parties hereto shall run with the land.

In the event Payor is found to be in default of its obligations hereunder by any court of competent jurisdiction, Recipient shall be entitled to an award of reasonable attorneys fees and costs of suit in addition to such other relief to which it may be entitled.

IN WITNESS WHEREOF, Grantor and Grantee have hereunto subscribed their names, the day and year first above written.

ANTONE CANYON LLC

By __________________________________________
Manager

APPROVED AND AGREED:

GOLDEN SPIKE MINING

By _______________________________________
    Peter M. Kuhn, President

Page - 26

STATE OF ____________________, )

)ss.

COUNTY OF __________________, )

On this ________ day of _________________________, 2002, personally appeared before me, a

Notary Public, ________________________________, as Manager of Antone Canyon LLC, who

acknowledged to me that he executed the foregoing instrument.

__________________________________________
Notary Public

STATE OF ____________________, )

)ss.

COUNTY OF __________________, )

On this ________ day of _________________________, 2002, personally appeared before me, a

Notary Public, Richard M. Kuhn, as President of Golden Spike Mining, who acknowledged to me that he executed the foregoing instrument.

__________________________________________
Notary Public

Page - 27

Exhibit 3

APN:

After recording return to:

Golden Spike Mining
c/o Peter M. Kuhn
27 Sidewinder Loop
Clancy, Montana 59634

QUITCLAIM DEED

This indenture, made the _____ day of ______________________, 2002, by and between

ANTONE CANYON LLC, a Nevada limited-liability company, hereinafter referred to as "Grantor", and

GOLDEN SPIKE MINING, a Nevada corporation, 27 Sidewinder Loop, Clancy, Montana 59634,

hereinafter referred to as "Grantee",

WITNESSETH :

That Grantor, for and in consideration of the sum of Ten Dollars ($10.00), lawful money on the United

States of America, to Grantor in hand paid by Grantee, and for other consideration adequate and valuable,

the receipt and sufficiency whereof are hereby acknowledged, does by these presents sell, remise, release and forever quitclaim unto Grantee and to Grantee's heirs, executors and assigns, all of Grantor's right, title,

interest, estate, claim and demand, both at law, and in equity, in and to all those certain, lots, blocks, parcels and land and mining claims, and property located in Nye County, Nevada, more particularly described as follows:

Name        Claim No.

Ulla #5        NMC 703446
Ulla #6        NMC 703447
Ulla #7        NMC 703448
Ulla #8        NMC 703449
Ulla #9        NMC 703450
Ulla #10        NMC 827857
Ulla #11        NMC 827858
Ulla #12        NMC 827859
Ulla #21        NMC 703455
Ulla #22        NMC 781195
Ulla #23        NMC 827856
Ulla #26        NMC 703459
Ulla #27        NMC 303460
Peach#1        NMC 827850
Peach#2        NMC 827851
Peach#3        NMC 827852
Peach#6        NMC 827853
Peach#7        NMC 827854
  Peach#8        NMC 827855

Together with all the dips, spurs and angles and also all the metals, ores, gold and silver bearing quartz, rock and earth herein; and all the rights, privileges and franchises thereto incident, appendant, and appurtenant, or therewith usually had and enjoyed; and also all and singular the tenements, hereditaments and appurtenances thereunto belonging or in anywise appertaining, and the rents, issues and profits thereof.

To have and to hold, all and singular the said premises, together with the appurtenances, and the

Privileges thereunto incident, unto the said Grantee and Grantee's heirs, executors and assigns forever.

Excepting therefrom and reserving, however, unto the Grantor and its heirs, executors and assigns forever ("Recipient"), a royalty equal to three percent (3%) of the Net Smelter Return from the ore and concentrates of every kind and description provided from the real property described herein (the

"Property") payable by Grantee and Grantee's heirs, executors and assigns forever ("Payor").

Net Smelter Return as used in this Deed is agreed to mean the amount of payments rece4ived by

Payor from the smelter or other buyer to which any ore or concentrates, dore' or bullion produced from the

Property are delivered for treatment and/or sale, after deduction has been made of all smelter and treatment charges, an the cost of transportation and haulage from the Property to the smelter or other buyer. Payment shall be made by Payor to Recipient no later than the last day of the month in which there are any Net

Smelter Returns. Payment shall be made to the address designated by Grantor in the absence thereof to the address of Grantor's resident agent as set for the in the records of the Secretary of State of Nevada or to the address of Grantor's successor as shall be designated in any conveyance of Grantor's interest in the Net

Smelter Return as reflected in the official records of the Recorder of Nye County, Nevada.

Page - 28

STATE OF ____________________, )

)ss.

COUNTY OF __________________, )

On this ________ day of _________________________, 2002, personally appeared before me, a

Notary Public, ________________________________, as Manager of Antone Canyon LLC, who

acknowledged to me that he executed the foregoing instrument.

__________________________________________
Notary Public

STATE OF ____________________, )

)ss.

COUNTY OF __________________, )

On this ________ day of _________________________, 2002, personally appeared before me, a

Notary Public, Richard M. Kuhn, as President of Golden Spike Mining, who acknowledged to me that he executed the foregoing instrument.

__________________________________________
Notary Public

Page - 29

APN:

After recording return to:

Golden Spike Mining
c/o Peter M. Kuhn
27 Sidewinder Loop
Clancy, Montana 59634

QUITCLAIM DEED

This indenture, made the _____ day of ______________________, 2002, by and between

ANTONE CANYON LLC, a Nevada limited-liability company, hereinafter referred to as "Grantor", and

GOLDEN SPIKE MINING, a Nevada corporation, 27 Sidewinder Loop, Clancy, Montana 59634,

hereinafter referred to as "Grantee",

WITNESSETH :

That Grantor, for and in consideration of the sum of Ten Dollars ($10.00), lawful money on the United

States of America, to Grantor in hand paid by Grantee, and for other consideration adequate and valuable,

the receipt and sufficiency whereof are hereby acknowledged, does by these presents sell, remise, release and forever quitclaim unto Grantee and to Grantee's heirs, executors and assigns, all of Grantor's right, title,

interest, estate, claim and demand, both at law, and in equity, in and to all those certain, lots, blocks, parcels and land and mining claims, and property located in Nye County, Nevada, more particularly described as follows:

Name        Claim No.

Ulla #5        NMC 703446
Ulla #6        NMC 703447
Ulla #7        NMC 703448
Ulla #8        NMC 703449
Ulla #9        NMC 703450
Ulla #10        NMC 827857
Ulla #11        NMC 827858
Ulla #12        NMC 827859
Ulla #21        NMC 703455
Ulla #22        NMC 781195
Ulla #23        NMC 827856
Ulla #26        NMC 703459
Ulla #27        NMC 303460
Peach#1        NMC 827850
Peach#2        NMC 827851
Peach#3        NMC 827852
Peach#6        NMC 827853
Peach#7        NMC 827854
   Peach#8        NMC 827855

Together with all the dips, spurs and angles and also all the metals, ores, gold and silver bearing quartz, rock and earth herein; and all the rights, privileges and franchises thereto incident, appendant, and appurtenant, or therewith usually had and enjoyed; and also all and singular the tenements, hereditaments and appurtenances thereunto belonging or in anywise appertaining, and the rents, issues and profits thereof.

To have and to hold, all and singular the said premises, together with the appurtenances, and the

Privileges thereunto incident, unto the said Grantee and Grantee's heirs, executors and assigns forever.

Excepting therefrom and reserving, however, unto the Grantor and its heirs, executors and assigns forever ("Recipient"), a royalty equal to three percent (3%) of the Net Smelter Return from the ore and concentrates of every kind and description provided from the real property described herein (the

"Property") payable by Grantee and Grantee's heirs, executors and assigns forever ("Payor").

Net Smelter Return as used in this Deed is agreed to mean the amount of payments rece4ived by

Payor from the smelter or other buyer to which any ore or concentrates, dore' or bullion produced from the

Property are delivered for treatment and/or sale, after deduction has been made of all smelter and treatment charges, an the cost of transportation and haulage from the Property to the smelter or other buyer. Payment shall be made by Payor to Recipient no later than the last day of the month in which there are any Net

Smelter Returns. Payment shall be made to the address designated by Grantor in the absence thereof to the address of Grantor's resident agent as set for the in the records of the Secretary of State of Nevada or to the address of Grantor's successor as shall be designated in any conveyance of Grantor's interest in the Net

Smelter Return as reflected in the official records of the Recorder of Nye County, Nevada.

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Recipient shall have the right to review and/or audit the records of Recipient at reasonable times and at reasonable places.

In the event Payor makes a lease or other agreement with another party in connection with the exploration, mining development or other like activity, such agreement shall provide for the payment to

Recipient by such third party in accordance with this Deed. No such agreement shall relieve Payor of its obligations hereunder.

The rights and obligations of the parties hereto shall run with the land.

In the event Payor is found to be in default of its obligations hereunder by any court of competent jurisdiction, Recipient shall be entitled to an award of reasonable attorneys fees and costs of suit in addition to such other relief to which it may be entitled.

IN WITNESS WHEREOF, Grantor and Grantee have hereunto subscribed their names, the day and year first above written.

ANTONE CANYON LLC

By __________________________________________
Manager

APPROVED AND AGREED:

GOLDEN SPIKE MINING

By _______________________________________
    Peter M. Kuhn, President

Page - 31

STATE OF ____________________, )

)ss.

COUNTY OF __________________, )

On this ________ day of _________________________, 2002, personally appeared before me, a

Notary Public, ________________________________, as Manager of Antone Canyon LLC, who

acknowledged to me that he executed the foregoing instrument.

__________________________________________
Notary Public

STATE OF ____________________, )

)ss.

COUNTY OF __________________, )

On this ________ day of _________________________, 2002, personally appeared before me, a

Notary Public, Richard M. Kuhn, as President of Golden Spike Mining, who acknowledged to me that he executed the foregoing instrument.

__________________________________________
Notary Public

Page - 32

Exhibit 5

APN:

After recording return to:
Antone Canyon LLC
5320 Cross Creek Lane, Reno, Nevada 89511
Attention: Mr. Lewis B. Gustafson

NOTICE OF TERMINATION OR
EXPIRATION OF OPTION AND QUITCLAIM DEED

That certain Option Agreement by and between Antone Canyon LLC, and Golden Spike Mining, a Nevada corporation, in respect to those certain unpatented mining claims in Nye County, Nevada identified as follows:

Name        Claim No.

Ulla #5        NMC 703446
Ulla #6        NMC 703447
Ulla #7        NMC 703448
Ulla #8        NMC 703449
Ulla #9        NMC 703450
Ulla #10        NMC 827857
Ulla #11        NMC 827858
Ulla #12        NMC 827859
Ulla #21        NMC 703455
Ulla #22        NMC 781195
Ulla #23        NMC 827856
Ulla #26        NMC 703459
Ulla #27        NMC 303460
Peach#1        NMC 827850
Peach#2        NMC 827851
Peach#3        NMC 827852
Peach#6        NMC 827853
Peach#7        NMC 827854
  Peach#8        NMC 827855

Together with any additional claims with may have added to said Option Agreement, has expired or is otherwise terminated.

Together with all the dips, spurs and angles and also all the metals, ores, gold and silver bearing quartz, rock and earth herein; and all the rights, privileges and franchises thereto incident, appendant, and appurtenant, or therewith usually had and enjoyed; and also all and singular the tenements, hereditaments and appurtenances thereunto belonging or in anywise appertaining, and the rents, issues and profits thereof.

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Golden Spike Mining ("Grantor") for an in consideration of the sum of Ten Dollars ($10.00) lawful money of the United States of America, in hand paid by Antone Canyon LLC ("Grantee"), does by these presents sell, remise release and quitclaim unto Antone Canyon LLC and to its heirs, executors and assigns, all of Grantor's right, title estate claim and demand, both at law, and in equity, to all of the real property described herinabove.

To have and to hold, all and singular the said premises, together with the appurtenances, and the privileges thereunto incident, unto the said Grantee and Grantee's heirs, executors and assigns forever.

IN WITNESS WHEREOF, Grantor and Grantee have hereunto subscribed their names the _______ day of ____________________, 2002.

GRANTEE:                        GRANTOR:

ANTONE CANYON LLC                    GOLDEN SPIKE MINING,
a Nevada corporation

By _________________________________            By _________________________________
Manager                    Peter Kuhn, President

STATE OF ____________________, )

)ss.

COUNTY OF __________________, )

On this ________ day of _________________________, 2002, personally appeared before me, a

Notary Public, ________________________________, as Manager of Antone Canyon LLC, who

acknowledged to me that he executed the foregoing instrument.

__________________________________________
Notary Public

STATE OF ____________________, )

)ss.

COUNTY OF __________________, )

On this ________ day of _________________________, 2002, personally appeared before me, a

Notary Public, Richard M. Kuhn, as President of Golden Spike Mining, who acknowledged to me that he executed the foregoing instrument.

__________________________________________
Notary Public

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Schedule "B"

Schedule "B" to the Assignment Agreement between
Antone Canyon Mining Corp. and Golden Spike Mining
dated for reference the 9 th day of January, 2004

(number of pages including this one: 2)

Property

The following is a list of the unpatented mineral claims that are being optioned under the Option Agreement.

Initial 19 mineral claims

#	Claim Name	BLM Serial Number	#	Claim Name	BLM Serial Number
1	Ulla #5	NMC 703 446	11	Ulla #23	NMC 827 856
2	Ulla #6	NMC 703 447	12	Ulla #26	NMC 703 459
3	Ulla #7	NMC 703 448	13	Ulla #27	NMC 303 460
4	Ulla #8	NMC 703 449	14	Peach #1	NMC 827 850
5	Ulla #9	NMC 703 450	15	Peach #2	NMC 827 851
6	Ulla #10	NMC 827 857	16	Peach #3	NMC 827 852
7	Ulla #11	NMC 827 858	17	Peach #6	NMC 827 853
8	Ulla #12	NMC 827 859	18	Peach #7	NMC 827 854
9	Ulla #21	NMC 703 455	19	Peach #8	NMC 827 855
10	Ulla #22	NMC 781 195

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Area of Interest (section 3.7) acquired by Golden Spike in the name of Antone Canyon LLC

#	Claim Name	BLM Serial Number	#	Claim Name	BLM Serial Number
1	Ulla #4	840 115	22	Ulla #64	840 136
2	Ulla #20	840 116	23	Ulla #65	840 137
3	Ulla #24	840 117	24	Ulla #66	840 138
4	Ulla #25	840 118	25	Ulla #67	840 139
5	Ulla #28	840 119	26	Ulla #68	840 140
6	Ulla #29	840 120	27	Ulla #69	840 141
7	Ulla #30	840 121	28	Ulla #70	840 142
8	Ulla #37	840 122	29	Ulla #71	840 143
9	Ulla #38	840 123	30	Ulla #72	840 144
10	Ulla #39	840 124	31	Ulla #73	840 145
11	Ulla #40	840 125	32	Ulla #74	840 146
12	Ulla #41	840 126	33	Ulla #79	840 147
13	Ulla #41S	840 127	34	Ulla #80	840 148
14	Ulla #42	840 128	35	Ulla #81	840 149
15	Ulla #42S	840 129	36	Ulla #82	840 150
16	Ulla #54	840 130	37	Ulla #83	840 151
17	Ulla #55	840 131	38	Ulla #84	840 152
18	Ulla #56	840 132	39	Ulla #89	840 153
19	Ulla #57	840 133	40	Ulla #151	840 154
20	Ulla #58	840 134	41	Ulla #152	840 155
21	Ulla #59	840 135

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Schedule "C"

Schedule "C" to the Assignment Agreement between
Antone Canyon Mining Corp. and Golden Spike Mining
dated for reference the 9 th day of January, 2004

(number of pages including this one: 2)

Net Smelter Royalty
Definitions

1.    The following words and phrases will have the following meanings, namely:

(a)    "Net Smelter Returns" or "NSR" or "Royalty" with respect to the Property will mean the gross proceeds in any year from the sale of Product from the mining operation on the Property, less: refining, smelter and treatment charges, including assaying and sampling costs, umpire charges, and penalties, if any; transportation charges, including related storage and insurance costs, in respect of transportation of concentrates or dore metal from the Property to a smelter or refinery; and sales, use, gross receipts, if any, payable with respect to removal, sales or disposition of Product(s) incurred and paid or payable to a third party. For further clarification: (1) each party will repay its respective share of the net proceeds of mines tax and any federal or state income taxes assessed against such party’s income or revenues resulting from AC Mining’s production of minerals from the Property; and (2) AC Mining may not deduct any mining or on-site processing costs calculating the NSR;

(b)    "Ore" will mean any material containing a mineral or minerals of commercial economic value mined from the Property; and

(c)    "Product" means Ore mined from the Property and any concentrates or other materials or products derived therefrom, provided, however, that if any such Ore, concentrates or other materials or products are further treated as part of the mining operation in respect of the Property, such Ore, concentrates or other materials or products will not be considered to be "Product" until after they have been so treated.

Other capitalized terms used but not defined herein will have the meaning ascribed to them in the assignment agreement.

2.     AC Mining will give notice to the Owner of the date on which Ore is first mined. It is agreed that pilot plant operations and the mining or milling of Ore in connection therewith will not be considered commercial production.

3.     The amount of Net Smelter Royalty payable to the Owner granted pursuant to section 2.3 of the Option Agreement will be calculated by AC Mining each quarter and at the end of such quarter and will be paid to the Owner on or before the last day of the next following quarter. Any adjustments in the payment of Royalty hereunder arising out of an audit referred to in paragraph (9) hereof will be made and paid at that time.

4.     For the purposes of calculating the amount of NSR payable hereunder only, if AC Mining sells any Product to one of its subsidiaries or affiliates, and if the sale price of such Product is not negotiated on an arm’s length basis, AC Mining will, for the purposes of calculating Net Smelter Returns only and notwithstanding the actual amount of such sale price, add to the proceeds from the sale of such Product an amount which would be sufficient to make such sale price represent a reasonable net sale price for such Product as if negotiated at arm’s length and after taking into account all pertinent circumstances (including, without limitation, then current market conditions relating to Ore, concentrates, or other materials or products similar to such Product).

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5.     AC Mining will by notice inform the Owner of the amount of such reasonable net sale price and if the Owner does not object thereto within 60 days after receipt of such notice, such amount will be final and binding for the purposes of paragraph 4 above.

6.    On or before the last day of each quarter of each year after the date of commencement of Commercial Production, AC Mining will deliver to the Owner a statement indicating in reasonable detail, as of the last day of the immediately preceding quarter, the calculation of Net Smelter Returns and the aggregate NSR payable for such quarter.

7.     AC Mining may remove reasonable quantities of Ore and rock from the Property for the purpose of bulk sampling and of testing, and there will be no NSR payable to the Owner with respect thereto unless revenues are derived therefrom.

8.     AC Mining agrees to maintain for each mining operation on the Property up to date and complete records relating to the production and sale of Product including accounts, records, statements and returns relating to treatment and smelting arrangements of the Product, and the Owner or its agents will have the right at all reasonable times, including for a period of 12 months following the expiration or termination of this assignment agreement, to inspect such records, statements and returns and make copies thereof at its own expense for the purpose of verifying the amount of NSR payments to be made by AC Mining to the Owner pursuant hereto. The Owner will have the right at its own expense to have such accounts audited by independent auditors once each year.

9.     AC Mining will have an audited statement prepared by its auditors for each year with respect to the NSR payable to the Owner hereunder, within 140 days of AC Mining’s fiscal year end, and AC Mining will forthwith deliver a copy of such statement to the Owner.

10    All NSR payments will be considered final and in full satisfaction of all obligations of AC Mining making same in respect thereof if such payments or the calculation in respect thereof are not disputed by the Owner within 120 days after receipt by the Owner of the audited statement referred to in paragraph (9) hereof. Any disputes under this paragraph will be decided by arbitration as herein provided. Notwithstanding the foregoing, an undisputed calculation or payment will not be considered final or binding if an innocent calculation or payment is shown to be the result of fraud committed by any party, including a third party smelter or refinery.

11.   Subject to the prior consent of the Owner, AC Mining will have the right to commingle with Ore from the Property, those ores produced from other properties. In order that the Owner can make a reasoned decision in granting its consent to commingle, AC Mining will provide the Owner an explanation of its proposed commingling plan, together with engineering and metallurgical reports and studies that assure that the commingling plan will accurately account for and provide payment to the Owner of the full amount of Royalties to which it is entitled. If the Owner grants its consent to commingle, AC Mining will adopt and employ reasonable practices and procedures for weighing, determination of moisture content, sampling and assaying, as well as utilize reasonably accurate recovery factors in order to determine the amounts of Products derived from, or attributable to Ore mined and produced from the Property. AC Mining will maintain accurate records of the results of such sampling, weighing and analysis as pertaining to Ore mined and produced from the Property.

12.   If a dispute between the parties with respect to the matters contemplated hereunder, that dispute will be settled by a single arbitrator in accordance with the rules of the British Columbia International Commercial Arbitration Center.

Page - 38

For Immediate Release:

                                                  Bullion River Gold Corp.
                                                 1325 Airmotive Way, Suite 325
                                                 Reno, Nevada
                                                 9502
                                               775-786-1755

Bullion River Gold Corp.
Name Change and Stock Dividend

Reno, Nevada, January 20, 2004 – Bullion River Gold Corp. (OTC BB: BLRV) has obtained all the requisite approvals to change its name from "Dynasty International Corporation" to "Bullion River Gold Corp." As a result, the company has changed its trading symbol to "BLRV". The new name and trading under the new symbol were effective at opening on Tuesday January 20, 2004.

Also effective January 20, 2004, the company’s authorized capital will increase from 10 million common shares to 200 million common shares.

Finally, Bullion River has declared a stock dividend on the outstanding common shares. For every share that a shareholder owns on January 21, 2004, that shareholder will receive an additional one and one half (1.5) shares on January 23, 2004. The stock dividend will result in an increase of the Company’s issued and outstanding share capital from 10,000,000 common shares to 25,000,000 common shares.

For more information, contact Bullion River Gold Corp. at info@bullionriver.com .

This release contains certain statements that are "forward-looking" statements (as the term is defined in the Private Securities Litigation Reform Act of 1995). Any such forward-looking statements are inherently speculative and are based on currently available information, operating plans and projections about future expectations and trends. As such, they are subject to numerous risks and uncertainties, such as general economic and business conditions, the ability to acquire and develop specific projects, the ability to fund operations, and other factors over which Bullion River Gold Corp. has little or no control. Actual results and performance may be significantly different from expectations or trends expressed or implied by such forward-looking statements. Bullion River Gold Corp. expressly disclaims any obligation to update the statements contained in this release.

Page - 39